UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

AMCI ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40282	86-1763050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Steamboat Road Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

(203) 625-9200

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	AMCIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50	AMCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Forward Purchase Agreement

As previously announced, on March 8, 2022, AMCI Acquisition Corp. II, a Delaware corporation (“AMCI”), entered into an Agreement and Plan of Merger with AMCI Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of AMCI (“Merger Sub”), and LanzaTech NZ, Inc. (“LanzaTech”), a Delaware corporation (as amended on December 7, 2022, the “Merger Agreement”). The transactions contemplated by the Merger Agreement, as amended, are hereinafter referred to as the “Business Combination.”

On February 3, 2023, AMCI, LanzaTech and ACM ARRT H LLC (the “Seller”) entered into an agreement (the “Forward Purchase Agreement”) for an over-the-counter Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”). For purposes of the Forward Purchase Agreement, AMCI and LanzaTech are referred to as the “Counterparty” prior to and after the Business Combination, respectively. Pursuant to the terms of the Forward Purchase Agreement, the Seller may, but is not obligated to, purchase through a broker in the open market up to 10,000,000 Class A common shares, par value $0.0001 per share, of AMCI (“AMCI Shares”) before the closing of the Business Combination (the “Closing”) from holders of AMCI Shares (other than AMCI), including from holders who have previously elected to redeem their AMCI Shares (such purchased AMCI Shares, and the successor shares following the Closing, the “Recycled Shares”) in connection with the Business Combination pursuant to the redemption rights set forth in AMCI’s Amended and Restated Certificate of Incorporation (such holders, “Redeeming Holders”). The aggregate total number of shares subject to the Forward Purchase Agreement (the “Number of Shares”) will be the number of shares set forth on the Pricing Date Notice (as defined in the Forward Purchase Agreement), but in no event more than 10,000,000 shares. The Number of Shares is subject to reduction following termination of the Forward Purchase Agreement with respect to the Recycled Shares as described under “Optional Early Termination” in the Forward Purchase Agreement. Unless in connection with an optional early termination, the Seller has agreed to hold the Recycled Shares in a bankruptcy remote special purpose vehicle for the benefit of the Counterparty. The Seller also may not beneficially own greater than 9.9% of the AMCI Shares on a post-combination basis.

The Forward Purchase Agreement provides that no later than the earlier of (a) one business day after the Closing and (b) the date any assets from AMCI’s trust account are disbursed in connection with the Business Combination, the Seller will be paid directly, out of the funds held in AMCI’s trust account, an amount (the “Prepayment Amount”) equal to (x) the product of (i) the redemption price per share payable to investors who elected to redeem in connection with the Business Combination (the “Redemption Price”) and (ii) the Number of Shares specified at the outset of the Forward Purchase Transaction (the “Prepayment Amount”) less (y) an amount determined by the Counterparty of up to $2,500,000 (the “Prepayment Shortfall”), which will be retained in the Counterparty’s trust account. As of February 3, 2023, $152,360,374 of investments and cash were held in the trust account.

The Counterparty has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the Recycled Shares and the Share Consideration (as defined below) (the “Registration Statement”) under the Securities Act of 1933, within 45 days following the request of the Seller, which will not be prior to the redemption deadline for the AMCI Shares or after the Maturity Date (as defined below). From time to time following the Closing and only after the effectiveness of the Registration Statement (the “Registration Statement Effective Date”), the Seller may, at its discretion, provide a shortfall sale notice to the Counterparty without a payment obligation to the Counterparty (the “Shortfall Sales”) until such time as the aggregate amount indicated on such shortfall sale notices equals the Prepayment Shortfall. The Prepayment Shortfall will increase by $7,500,000 if the Counterparty fails to repay to the Seller the Prepayment Shortfall in full within 30 days from the Closing. For 30 days following the Closing, the Seller will not sell any Recycled Shares at a price below $10.00 per share. The Counterparty has agreed that it will not issue any shares, or securities or debt that is convertible, exercisable or exchangeable into shares until the gross proceeds indicated in the shortfall sales notices equal the Prepayment Shortfall, except under certain circumstances as further described in the Forward Purchase Agreement. The Seller in its sole discretion may request warrants of the Counterparty exercisable for shares in an amount equal to (i) 10,000,000 shares less (ii) (a) the number of Recycled Shares at the outset of the Forward Purchase Transaction plus (b) the number of shares indicated on the shortfall sale notice by the Seller that reduces the Prepayment Shortfall (the “Shortfall Warrants”). The Shortfall Warrants will have an exercise price equal to the Reset Price.

The Seller may also, at its discretion and at any time, provide a notice under “OET Sales.” The Seller may deliver an OET notice and return to the Counterparty the product of the Reset Price and the number of shares listed on the OET notice. Following the Closing, the reset price (the “Reset Price”) will initially be the per share Redemption Price; provided, however, that the Reset Price may be reduced to any lower price at which the Counterparty sells, issues or grants any shares or securities convertible or exchangeable into shares (other than grants or issuances under the Counterparty’s equity compensation plans or shares underlying warrants issued in connection with the Business Combination), subject to certain exceptions.

The maturity date will be the third anniversary of the Closing (the “Maturity Date”). Upon the occurrence of the Maturity Date, the Counterparty is obligated to pay to Seller an amount equal to the product of (1) (a) the lesser of the Maximum Number of Shares and 7,500,000 less (b) the number of Terminated Shares multiplied by (2) $2.00, or $3.25 if the Counterparty fails to repay to the Seller the Prepayment Shortfall in full within 30 days of the closing of the Business Combination (the “Maturity Consideration”). At the Maturity Date, the Counterparty will be entitled to deliver the Maturity Consideration to the Seller in cash or shares calculated based on the average daily VWAP Price over 30 trading days ending on the later of the Maturity Date and the date on which such shares are registered. The Maturity Date may be accelerated by Seller, at its discretion, if, among other termination events, following the Closing, the VWAP Price is below (i) if the Counterparty has not repaid the Prepayment Shortfall in full, then (a) $3.00 per Share for any 20 trading days during a 30 consecutive trading day-period that ends during the first 90 days after the date of the Forward Purchase Agreement, and (b) $6.00 per Share thereafter, and (b) if the Counterparty has repaid the Prepayment Shortfall in full, then (1) $2.00 per Share for any 50 trading days during a 60 consecutive trading day-period that ends during the first 90 days after the date of the Forward Purchase Agreement, and (2) $3.00 per share thereafter. In addition to the Prepayment Amount and the Maturity Consideration, on the Maturity Date, the Counterparty has agreed to pay to the Seller an amount equal to the product of (x) 500,000 and (y) the Redemption Price (the “Share Consideration”).

The Forward Purchase Agreement may be terminated by any of the parties thereto if any of the following events occur: (a) failure to consummate the Business Combination on or before the Termination Date (as defined in the Merger Agreement), as such Termination Date may be amended or extended from time to time, (b) termination of the Merger Agreement prior to the Closing, (c) the initial Pricing Date Notice provides for less than 4,000,000 AMCI Shares, or (d) the resale registration statement is not declared effective within 105 days of the registration request (each of such events, an “Additional Termination Event”).

The Counterparty has agreed to indemnify and hold harmless the Seller, its affiliates, assignees and other parties described therein (the “Indemnified Parties”) from and against all losses, claims, damages and liabilities under the Forward Purchase Agreement (excluding liabilities relating to the manner in which Seller sells any shares it owns) and reimburse the Indemnified Parties for their reasonable expenses incurred in connection with such liabilities, subject to certain exceptions described therein, and has agreed to contribute to any amounts required to be paid by any Indemnified Parties if such indemnification is unavailable or insufficient to hold such party harmless.

The Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination. Such waiver may reduce the number of AMCI Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

AMCI has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) which includes both a prospectus with respect to the combined company’s securities to be issued in connection with the Business Combination and a proxy statement distributed to AMCI’s stockholders in connection with AMCI’s solicitation of proxies for the vote by its stockholders in connection with the Business Combination and other matters as described in the Registration Statement. AMCI urges its investors, stockholders and other interested persons to read the definitive proxy statement/prospectus, as well as other documents filed by AMCI with the SEC, because these documents contain important information about AMCI, LanzaTech and the Business Combination. AMCI has mailed the definitive proxy statement/prospectus to its stockholders of record as of December 28, 2022, the record date for voting on the proposed business combination. Stockholders can also obtain a copy of the Registration Statement, including the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the Business Combination and other documents filed by AMCI with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: AMCI Acquisition Corp. II, 600 Steamboat Road, Greenwich, CT 06830.

Participants in the Solicitation

AMCI and LanzaTech and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of AMCI is set forth in the Registration Statement and included in the definitive proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AMCI stockholders in connection with the proposed Business Combination is set forth in the Registration Statement and included in the definitive proxy statement/prospectus. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of AMCI and LanzaTech. These statements are based on the beliefs and assumptions of the management of AMCI and LanzaTech, respectively. Although AMCI and LanzaTech believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither AMCI nor LanzaTech can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, AMCI’s management and LanzaTech’s management, respectively. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of AMCI and LanzaTech, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can AMCI or LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to AMCI, LanzaTech or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. AMCI and LanzaTech prior to the Business Combination, and the combined company following the Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-Solicitation

This Current Report on Form 8-K shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Forward Purchase Agreement, dated February 3, 2023, by and among ACM ARRT H LLC, AMCI Acquisition Corp. II and LanzaTech NZ, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP. II

Date: February 6, 2023

	By:	/s/ Nimesh Patel
	Name:	Nimesh Patel
	Title:	Chief Executive Officer